Exhibit 99.1

First Keystone Corporation Annual Stockholders’ Meeting May 9, 2019

Robert A. Bull Chairman

Diane C. A. Rosler This presentation contains certain forward - looking statements, which are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 , and reflect management’s beliefs and expectations based on information currently available . These forward - looking statements are inherently subject to significant risks and uncertainties, including changes in general economic and financial market conditions, the Corporation’s ability to effectively carry out its business plans and changes in regulatory or legislative requirements . Other factors that could cause or contribute to such differences are changes in competitive conditions, and pending or threatened litigation . Although management believes the expectations reflected in such forward - looking statements are reasonable, actual results may differ materially . Senior Vice President, Chief Financial Officer

$800,000 $850,000 $900,000 $950,000 $1,000,000 $1,050,000 2014 2015 2016 2017 2018 $900,952 $954,593 $985,089 $1,001,985 $1,005,334 $825,683 $881,892 $910,637 $927,179 $929,548 Average Total Assets Average Earning Assets Average Total and Earning Assets (amounts in thousands)

$300,000 $350,000 $400,000 $450,000 $500,000 $550,000 $600,000 2014 2015 2016 2017 2018 $468,470 $509,605 $518,145 $536,054 $584,960 $356,043 $370,061 $389,176 $388,488 $341,826 Loans Investments Average Loan and Investment Balances (amounts in thousands)

2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 2014 2015 2016 2017 2018 4.51% 4.35% 4.33% 4.30% 4.49% 3.28% 3.14% 2.97% 3.11% 3.47% Loan Yields Investment Yields Loan and Investment Yields (tax equivalent)

$650,000 $700,000 $750,000 $800,000 $850,000 $900,000 $950,000 2014 2015 2016 2017 2018 $825,683 $881,892 $910,637 $927,179 $929,548 $696,031 $734,963 $748,621 $762,114 $761,742 Interest Earning Assets Interest Bearing Liabilities Interest Earning Assets vs. Interest Bearing Liabilities (tax equivalent) (amounts in thousands)

2.50% 2.60% 2.70% 2.80% 2.90% 3.00% 3.10% 3.20% 3.30% 3.40% 3.50% 2014 2015 2016 2017 2018 3.33% 3.15% 3.03% 2.93% 2.98% 3.43% 3.27% 3.16% 3.09% 3.18% Net Interest Spread Net Interest Margin Net Interest Spread and Net Interest Margin (tax equivalent )

$5,000 $10,000 $15,000 $20,000 $25,000 $30,000 2014 2015 2016 2017 2018 $21,127 $22,143 $22,420 $23,057 $26,281 $11,663 $11,638 $11,564 $12,077 $11,877 Loan Income Investment Income Loan and Investment Income (tax equivalent) ( amounts in thousands)

$- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2014 2015 2016 2017 2018 $566,243 $583,356 $609,219 $607,222 $596,401 $129,788 $151,607 $139,402 $154,892 $165,341 Average Interest Bearing Deposits Average Borrowings Average Interest Bearing Deposits and Borrowings (amounts in thousands)

0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 2014 2015 2016 2017 2018 1.15% 1.19% 1.33% 1.50% 2.07% 0.52% 0.54% 0.56% 0.70% 0.87% Deposits Borrowings Liability Costs | Deposit and Borrowing Costs

$- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2014 2015 2016 2017 2018 $2,954 $3,159 $3,425 $4,232 $5,192 $1,498 $1,807 $1,857 $2,316 $3,428 Deposit Interest Borrowing Interest Interest Expense | Deposit and Borrowing Expense (amounts in thousands)

$- $5,000 $10,000 $15,000 $20,000 $25,000 2014 2015 2016 2017 2018 $21,208 $21,022 $20,348 $21,521 $22,645 $5,146 $5,566 $5,165 $5,233 $5,562 Total Non-Interest Income Total Non-Interest Expense Non - Interest Income and Expense (amounts in thousands)

$(2,000) $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 2014 2015 2016 2017 2018 $10,211 $9,172 $9,472 $8,648 $9,211 $2,617 $1,971 $1,845 $1,455 $459 $2,756 $2,131 $1,764 $938 $(65) Net Income After Taxes Tax Expense Net Securities Gain/Loss Net Income After Taxes, Tax Expense & Net Securities Gains/Losses (amounts in thousands)

0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 2014 2015 2016 2017 2018 1.13% 0.96% 0.96% 0.86% 0.92% 9.90% 8.43% 8.23% 7.54% 8.05% Return on Average Assets Return on Average Equity Return on Assets and Return on Equity

$- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 2014 2015 2016 2017 2018 $1.84 $1.64 $1.68 $1.52 $1.60 $1.05 $1.08 $1.08 $1.08 $1.08 Earnings Dividends Earnings and Dividends per Share

Income Statement Net Interest Income +Non - Interest Income =Operating Revenue - Loan Loss Provision =Pre - Tax Income - Income Tax Expense =Net Income Earnings Per Share 3 Months Ended March 31, 2019 3 Months Ended March 31, 2018 % Change $6,821 1,507 $8,328 92 5,855 $2,381 138 $2,243 5.1 19.7 7.5 84.0 (0.7) 32.0 411.1 26.2 - Non - Interest Expense $0.39 25.8 $6,490 1,259 $7,749 50 5,895 $1,804 27 $1,777 $0.31 (amounts in thousands, except per share data) Unaudited

Balance Sheet Cash & Cash Equivalents Securities Net Loans Premises & Equip., Net Other Assets Total Assets Non - Interest Bearing Deposits Interest Bearing Deposits Total Deposits Borrowings Other Liabilities Stockholders’ Equity Liabilities and Stockholders’ Equity $ 13,440 292,208 611,221 19,906 53,993 $990,768 14.1 (16.3) 8.0 (2.4) 0.5 (1.1) March 31, 2019 March 31, 2018 % Change $ 142,184 555,236 $697,420 166,479 5,507 121,362 $990,768 8.3 (10.1) (6.7) 22.6 26.2 7.9 (1.1) $ 11,783 349,137 565,865 20,389 54,256 $1,001,430 $ 131,282 617,564 $748,846 135,791 4,365 112,428 $1,001,430 Unaudited (amounts in thousands)

Elaine A Woodland President and CEO This presentation contains certain forward - looking statements, which are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 , and reflect management’s beliefs and expectations based on information currently available . These forward - looking statements are inherently subject to significant risks and uncertainties, including changes in general economic and financial market conditions, the Corporation’s ability to effectively carry out its business plans and changes in regulatory or legislative requirements . Other factors that could cause or contribute to such differences are changes in competitive conditions, and pending or threatened litigation . Although management believes the expectations reflected in such forward - looking statements are reasonable, actual results may differ materially .

Improve Net Income • Top Line Revenue Growth • Control Expenses • Allocation of Resources

Loan Growth • Overall Loan Growth exceeded 8% • Did not weaken our credit standards • The 5 C’s of Credit • Character • Capacity • Capital • Conditions • Collateral

A Loan is Not ALONE Application • Commercial Loan Officers, Mortgage Loan Consultant, Branch Managers, Keystone Bankers Underwriting • Credit Administration, Mortgage & Consumer Loan Underwriters & Processors • Ordering & reviewing appraisals, Flood Certifications, Income & Asset Verification, Environmental Screening, Property Search Loan Approval • Individual Authority, Consumer, Residential, Commercial Loan Manager, Officers’ Loan Committee, Board of Directors Loan Document Preparation & Closing Loan Booking & Processing • Booking to Core, Setting up PMI & Escrow, Collateral Recordation, Setting up tracking system for Insurance, Vehicle Titles, UCC filing, Annual Financial Statements, Document Scanning, Sell Mortgages on Secondary Market Reviews • Post - closing document reviews, HMDA, Loan Review • Auditor Reviews • Regulatory Exam Reviews

Loan Growth • Lehigh Valley LPO opened for business May 7, 2018 at 559 Main St, Bethlehem • Staffed by two commercial loan officers and a Loan Assistant : • Michael Reis • 18 years in lending, all in Lehigh Valley • Michael Santiago • 28 years in financial services • 8 years lending in Lehigh Valley

Marketing Initiatives Commercial Lenders

Marketing Initiatives Mortgage Billboards

Marketing Initiatives Home Equity Ad

Marketing Initiatives Direct Mail Campaign – Rewards Checking • Targeting areas where other banks are closing branches: • Shickshinny: PNC leaving Macanaqua & 2 Billboards • Plymouth: Wells Fargo leaving Plymouth • Dallas: BB&T leaving Shavertown

Marketing Initiatives Installed in - branch TVs for current and consistent marketing & messaging and sharing of the bank information in all 19 offices.

Customer Engagement • Did you know….we currently have 32,384 customers? • Provide superior customer service, not only in our eyes, but as our customers perceive our service • Customer Survey • Every new account opened (in person and online)

Customer Engagement • Right Products and Services • P riced competitively • Ease of doing business with us: • Website redesigned – by in house talent

Customer Engagement • Convenience Services: • Card Valet • Online Banking & Bill Pay • Mobile App • Google/Apple Pay • Mobile Remote Deposit • Direct Deposit • eStatements • Debit Cards • Trust & Estate Planning • Telephone Banking and Clubs • Quarterly Newsletters

Control Expenses • Expense Containment • Line Item Review of expenses – identify areas of improvement • Starting with the major categories • Review day to day process • Analyzing Healthcare expenses • Spend $ wisely to position us for future growth

RPRS Existing Staff • Training Initiatives – Provided over 2,770 hours of in - house on line training • Keystone Banker career pathing for frontline • C ombination of our LMS on line training • C lassroom training by our in - house experts • Compliance • Consumer Lending • Frauds & Scams • Products & Services • Teller/CSR • Compliance/Frauds • Scams/Information • Security/Leadership Skills

RPRS • Promotion from within all areas • PA Bankers graduates • Right level of staffing to position for growth

Name/Title	Overall Banking Experience	Number of years with FKCB	Prior Positions held at FKCB	Prior Experience
Elaine A. Woodland President and CEO	38 years	26 years	Teller, CSR, Acctg Clerk, Commercial Loan Officer, Director of Lending, COO	Credit Analyst, Credit Dept Manager, Commercial Lender
Diane C.A. Rosler Sr VP, CFO, Cashier	28 years	28 years	Purchasing Agent, Acctg Manager, Primary Financial Officer	Has worked her entire career at FKCB
Matthew W. Mensinger Sr VP, Director of Lending	20 years	20 Years	Credit Analyst, Commercial Loan Officer Financial Services Representative	Has worked his entire career at FKCB
Mark J. McDonald Sr VP, Chief Credit Officer	33 Years	13 ½ years	Commercial Services Officer, Credit Admn. Manager	Branch Manager, Mortgage Loan Officer, Mortgage Loan Underwriter, Mortgage Loan Dept. Mgr., Credit Analyst, Relationship Mgmt Development Trainee, Underwriting Analyst, Commercial Lender, Loan Workout Officer
Jeffrey T. Wozniak Sr VP, Sr IT Manager and Info Security Officer	17 years	17 years	It Specialist, Network Specialist, Network Admin., IT Manager	Has worked his entire career at FKCB
Rebecca A. Hooper VP, Sr Trust Officer	16 Years	16 Years	Trust Clerk, Trust Admin., Asst Trust Officer, Trust Officer	Has worked her entire career at FKCB
Kevin Krieger VP, Compliance Officer and CRA Officer	40 years Full Time plus 2 years Part Time	11 years	BSA Officer	Compliance Consultant, Training Manager, Teller, Teller Supervisor, Bookkeeping Clerk, Proof Clerk, Control Department Clerk, Fed Funds Desk Manager, Branch Manager/Loan Officer, Microfilm Clerk (PT)
Linda K. Yerges VP, HR Manager	46 Years	46 Years	Switchboard/CIF, Loan Clerk, Admin Asst., HR Officer	Has worked her entire career at FKCB
June George VP, Branch Administrator	33 Years	22 Years	Consumer Loan Underwriter, Regional Manager (PCB)	Mellon Bank, Pocono Community Bank
Chris Zlobik VP, Deposit Operations Officer	8 Years	8 Years	Computer Applications Analyst, Asst IT Manager	Served in the Navy 1992-1994, worked in other industries and started his banking career in Nov 2010

1973 Flashback

New Hires and OnBoarding • Hire the right person for the right seat • Ensure that new hires exhibit our Core Values • Dedicated to our Customer’s Needs • Be Accountable • Collaborative Team Player • Pro - Active Problem Solver • Be Positive, Fun and Optimistic

Making a Connection to our Communities Making a Connection • Connecting with Customers, Colleagues, Community, Self • Built on Foundation of our Core Values • Connect for Kindness – Four deliberate acts of Kindness • 100% participation of employees!

Making a Connection to our Communities Results • Delivered 4 $1,000 checks to local food pantries • 2100 cans of non - perishable food items • Clothing and cleaning supplies • We connected with each other • Learned some valuable lessons about the importance of Kindness • W hether the acts were performed in a big way, or quietly and confidentially • Began to develop a culture of Kindness that will have a significant impact on our future performance

Connect for Kindness Christ Episcopal Church Food Pantry Mountain Top Area Food Bank New Bethany Ministries Salvation Army Berwick The Hope Center Beyond Violence

Beyond Connect for Kindness • Over 2000 volunteer hours – supporting non - profit agencies, attending school board & municipal meetings, participating in parades, civic clubs, homes shows, etc. • Denim Days fundraisers $3,853 to community non - profit agencies Making a Connection to our Communities

Community Involvement • Community is in our name • Dedicated to supporting healthy communities • One the foundations of our philosophy is partnering with our customers & communities • It’s one of our Keystones • Focus on providing both traditional and innovative banking services, and financial solutions for our neighbors

Community Involvement Benton Flood Relief

Community Involvement Reading at West Berwick Elementary

Community Involvement ALS Walk

Community Involvement Dogs for the Big Dawg

Community Involvement Dogs for the Big Dawg

Community Involvement Dedication of the Scoreboard for Berwick Area Little League

Community Involvement VA Luncheon Mountain Top American Legion

Community Involvement Wilkes Barre Riverfest

Community Involvement Pocono Chamber Business Card Exchange

Community Involvement Berwick High School Presents Beauty and the Beast

Community Involvement • Community involvement extends into education • Financial Literacy • Pennsylvania Free Enterprise Week • Stock Market Game

Mission Statement Our mission is to be the financial provider of choice of a broad selection of quality banking and related financial services, including trust services, to individuals, businesses, and households in the Bank’s service area and thereby deliver superior financial performance and value to our shareholders. We will be a leading community bank that offers high quality service in response to the needs of the consumers within our market area. We focus on strong customer relationships and compete on the basis of value, convenience, and delivery of high quality services. The delivery of these services will be done by skilled, sales - oriented, customer service personnel, supported by a broad - based, experienced organization employing “state - of - the - art” technological resources. First Keystone Community Bank intends to be a good corporate citizen committing its resources (financial and human) for the betterment of the communities we serve. First Keystone Community Bank recognizes and values the contribution of our employees. To them, we pledge to provide opportunity for a high level of job satisfaction and an equitable exchange for their services.

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